CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Brian C. Beh, President of The Roxbury Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant for the period ended December 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    2/3/2009                               /s/ Brian C. Beh
     ----------------------                 ------------------------------------
                                                Brian C. Beh, President
                                                (principal executive officer)


I, Lance Simpson, Treasurer of The Roxbury Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant for the period ended December 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    2/2/2009                               /s/ Lance Simpson
     ----------------------                 ------------------------------------
                                                Lance Simpson, Treasurer
                                                (principal financial officer)